UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Agios Pharmaceuticals, Inc.

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Agios Agios Phamaceuticals, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. BOARD OF DIRECTORS RECOMMENDS PROPOSAL YOUR VOTEP.Q. BOXB016, CARY, NC27512-3 Agios Your vote matters! Scan QR for digital voting Agios Pharmaceuticals, Inc. Annual Meeting of Stockholders Thursday, June 20, 2024 9:00 AM, Eastern Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/AGIO for more details. You must register prior to the deadline ofJune 18, 2024 at 5 p.m. ET, to attend the meeting online and/or participate at www.proxydocs.com/AGIO. For a convenient way to view proxy materials, VOTE, and register to attend the meeting go to www.proxydocs.com/AGIO. To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. We have chosen to use this procedure for our annual meeting. If you want to receive a paper or email copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting you must make this request on or before June 10, 2024. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on June 20, 2024 To order paper materials, use one of the following methods. Internet: www.investorelections.com/AGIO * Call: 1-866-648-8133 Email: paper@investorelections.com requesting material by e-mail, please send a blank e-mail with the 12 digt control number located below in the subject. No other requests, instructions Rother inquiries should be included with your e-mailrequesting material Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Agios THE BOARD OF DIRECTORS RECOMMENDS A VOTE Agios Pharmaceuticals, Inc. Annual Meeting of Stockholders FOR EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. 1. PROPOSAL To olect each of the four Class II director nominees set forth in the Proxy Statement, each to serve for a three-year term expiring at the 2027 annual meeting of stockholders and until his or her respective successor is duly elected and qualified. 1.01 Kaye Foster 1.02 Maykin Ho, Ph.D. 1.03 Jeffrey Capello 1.04 Catherine Owon 2. To voto, on an advisory basis, to approve the compensation paid to our named executive officers. 3. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Note: The proxies are authorized to vote, in their discretion, upon such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.